Exhibit 10.5

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

Trinity Sub Inc.
c/o Trinity Merger Corp.
55 Merchant Street, Suite 1500
Honolulu, HI 96813

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) among Trinity Sub Inc., a Maryland corporation (the “Company”), Trinity Merger Corp, a Delaware corporation (the “SPAC”), and certain real estate lending funds and their related real estate management companies, in each case, affiliated with Broadmark Capital, LLC (collectively, the “Broadmark Entities”), the undersigned desires to subscribe for and purchase from the Company, and the Company desires to sell to the undersigned, such number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), based on the “Subscription Amount” set forth on the signature page hereof (the “Initial Shares”) for a purchase price per share equal to the Reference Price (as defined in Merger Agreement) (the “Per Share Purchase Price”) and, at the election of the undersigned following the Closing (as defined below), up to such number of additional shares of Common Stock (the “Optional Shares” and, together with the Initial Shares, the “Shares”) based on the “Optional Subscription Amount” set forth on the signature page hereof for the same Per Share Purchase Price, each on the terms and subject to the conditions contained herein. In connection therewith, the undersigned and the Company agree as follows:

1.            Subscription.

a.            Initial Shares. On the terms and subject to the conditions hereof, the undersigned hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the undersigned, upon payment of the Subscription Amount, solely for cash and no other property, the Initial Shares, and for no other consideration, on the terms and subject to the conditions provided for herein (such subscription and issuance, the “Subscription”). The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s Subscription for the Initial Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this subscription agreement (this “Subscription Agreement”) is signed by a duly authorized person by or on behalf of the Company; provided, that if the Company has not so accepted the undersigned’s Subscription for the Initial Shares by August 12, 2019, the undersigned’s Subscription for the Initial Shares shall be deemed revoked, this Subscription Agreement shall be null and void and of no further force and effect, and the undersigned shall have no obligations hereunder.

b.            Optional Subscription. In addition, the Company hereby grants to the undersigned the right to subscribe for and purchase from the Company, and agrees to issue and sell to the undersigned, in one or more tranches, following the Closing, up to the total number of Optional Shares, upon the undersigned’s election and payment of the applicable portion or all of the Optional Subscription Amount. The Optional Subscription Amount shall be payable either (x) in cash or (y) by the undersigned surrendering the right to receive such number of Optional Shares pursuant to this Section 1.b. having an aggregate Net Share Value (as defined below) equal to that portion of the Optional Subscription Amount payable in connection with the relevant purchase of Optional Shares. The purchase and sale of Optional Shares to the undersigned shall be on the terms and subject to the conditions provided for herein (such subscription and issuance, the “Optional Subscription”); and subject in addition to the following terms and conditions:

i.	Timing, Number and Size of Elections. Any such election to subscribe for and purchase Optional Shares may be exercised only by written notice from the undersigned to the Company (an “Election Notice”), given within a period of 365 calendar days after the Closing, setting forth the aggregate number of Optional Shares to be subscribed for and purchased and the date on which such Optional Shares are to be delivered, as determined by the undersigned but in no event (i) earlier than five (5) or later than ten (10) business days after the date of such notice and (ii) earlier than the Closing Date. The undersigned may exercise its Optional Subscription right on more than one occasion, but on no more than three (3) occasions and in no case in increments less than $5,000,000 or for more than $25,000,000 in aggregate purchase price (and, for the avoidance of doubt, any exercise which requires both physical delivery of Optional Shares and a Cash Settlement shall nonetheless count as one (1) occasion of exercise).

ii.	Cash Settlement Right. Notwithstanding any other provision of this Subscription Agreement to the contrary, the undersigned, in its sole discretion and by so notifying the Company in the relevant Election Notice, shall have the right to require the Company to settle any Optional Subscription, in whole or in part, by cash payment to the undersigned rather than by the physical delivery of Optional Shares to the undersigned (a “Cash Settlement”); but only to the extent physical delivery of the Optional Subscription would result in the undersigned (together with its Affiliates and Attribution Parties) exceeding the Beneficial Ownership Limitation. In the event of a Cash Settlement, the amount of cash payable by the Company to the undersigned (the “Cash Settlement Payment”) shall be equal to (A) the number of Optional Shares for which the undersigned is electing Cash Settlement rather than physical delivery multiplied by (B) the Per Share Market Value minus the Per Share Purchase Price (the “Net Share Value”). For purposes of the preceding sentence, the term “Per Share Market Value” means the per share volume-weighted average price of the Common Stock in regular trading hours on the NYSE (or other national exchange on which the Common Stock is listed or admitted for trading) as reported for the period of ten (10) consecutive trading days ending on the trading day prior to the date on which the Election Notice is received by the Company. The Company shall make the Cash Settlement Payment by wire transfer of immediately transferrable funds to the undersigned in accordance with such wire transfer instructions as the undersigned shall include in the Election Notice. The Company shall make the Cash Settlement Payment as promptly as practicable, but in no case later than the thirtieth (30th) calendar day following the date of the Election Notice.

iii.	Beneficial Ownership Limitation. Notwithstanding any other provision if this Subscription Agreement to the contrary, the Company shall not give effect to any Optional Subscription, and the undersigned shall have no right to make any Optional Subscription, to the extent that after giving effect to the issuance of Optional Shares pursuant to such Optional Subscription as set forth on the applicable Election Notice, the undersigned (together with the undersigned’s affiliates (within the meaning of Rule 144(a) under the Securities Act) (“Affiliates”) and any other persons whose beneficial ownership of the Company’s common stock would be aggregated with the undersigned’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including any “group” of which the undersigned is a member (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this paragraph, beneficial ownership shall be calculated, and any determination as to “group” status shall be made, in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In determining the number of outstanding shares of Common Stock, the undersigned may rely on the number of outstanding shares of Common Stock as reflected in the Company’s most recent periodic or annual report filed with the SEC, a more recent public announcement by the Company or a more recent written notice by the Company or its transfer agent; and upon the written or oral request of the undersigned, the Company shall within two business days confirm orally and in writing to the undersigned the number of shares of Common Stock then outstanding. For purposes of this paragraph, the “Beneficial Ownership Limitation” means 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Optional Shares issuable pursuant to the relevant Optional Subscription. The undersigned, upon written notice to and the written consent of the Company, may increase the Beneficial Ownership Limitation; provided, however, that no such increase in the Beneficial Ownership Limitation will be effective until the sixty-first (61st) calendar day after written consent is provided by the Company. The provisions of this paragraph shall be construed and implemented in such manner as is necessary or desirable to properly give effect to the Beneficial Ownership Limitation.

2.            Closing.

a.            The closing of the sale of the Initial Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction and shall occur on the date of, and immediately prior to, the consummation of the Transaction.

b.            Not less than five (5) business days prior to the scheduled closing of the Transaction (the “Closing Date”), the Company shall provide written notice to the undersigned (the “Closing Notice”) of such Closing Date.

c.            Following the Closing Notice, the undersigned shall deliver to the Company, at least one (1) business day prior to the anticipated Closing Date, the Subscription Amount for the Initial Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice, to be held in escrow until the Closing.

d.            On the Closing Date, the Company shall deliver (or cause the delivery of) the Initial Shares in book entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated on the signature page to this Subscription Agreement, and the Subscription Amount shall be released from escrow automatically and without further action by the Company or the undersigned.

e.            This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction.

f.            In the event of the rejection of the entire Subscription by the Company or the termination of this Subscription Agreement by the Company following the delivery by the undersigned of the Subscription Amount for the Initial Shares, in accordance with the terms hereof, the Company shall promptly return, or cause any escrow agent to return, the Subscription Amount promptly (but in any event within not more than one (1) business day) to the undersigned and this Subscription Agreement shall have no force or effect.

3.            Closing Conditions.

a.            The Closing shall be subject to the satisfaction or valid waiver by each party of conditions that, on the Closing Date:

i.	no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

ii.	no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing, restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention, restraint or prohibition; and

iii.	all conditions precedent to the closing of the Transaction, including the approval of the SPAC’s stockholders, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction, but subject to the satisfaction of those conditions at such time).

b.            The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver by the Company of the additional conditions that, on the Closing Date:

i.	all representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or an Undersigned Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date; and

ii.	the undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

c.            The obligation of the undersigned to consummate the Closing shall be subject to the satisfaction or valid waiver by the undersigned of the additional conditions that, on the Closing Date:

i.	all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or as to a Company Material Adverse Effect (as defined below), and the representations set forth in Sections 5.f, 5.g and 5.h, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date;

ii.	the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by them at or prior to Closing;

iii.	the Company shall have issued to the undersigned, concurrently with the Closing, a number of warrants equal to the number of the Initial Shares subscribed by the undersigned (and not including any number of Optional Shares for which the undersigned has the right to subscribe) (the “Warrants”), with each Warrant entitling the holder thereof to purchase one share of Common Stock at the same exercise price as provided in, and otherwise on substantially the same terms as, the warrants that will be held by public stockholders of the SPAC upon completion of the Transaction (other than such differences as may be attributable to the fact that the Warrants are being issued by the Company to the undersigned in one or more transactions exempt from registration under the Securities Act of 1933, as amended);

iv.	the closing conditions set forth in Article VI of the Merger Agreement, among the Company, the SPAC and the Broadmark Entities, among others, dated as of August 9, 2019 (the “Merger Agreement”), have been satisfied or waived; provided, however, that in the event the Company or the SPAC waives or agrees to the waiver of any such closing condition set forth in the Merger Agreement (a “Trinity Waiver”), the undersigned shall not be obligated to consummate the Closing if the Company has not obtained the undersigned’s prior written consent to such Trinity Waiver (a “Subscriber Waiver Consent”). For purposes of the foregoing, the parties acknowledge and agree that: (a) with respect to a Trinity Waiver relating to Section 6.1(f), 6.1(g) and/or 6.2(e) of the Merger Agreement and/or Section 2.1(b)(ii) or Section 2.1(c) of the Company Disclosure Schedules (as defined in the Merger Agreement), the undersigned shall be entitled to withold a Subscriber Waiver Consent in its sole discretion; and (b) with respect to a Trinity Waiver relating to any other closing condition set forth in the Merger Agreement, the undersigned shall be entitled to withold a Subscriber Waiver Consent only if the undersigned determines in good faith, and so notifies the Company, that such Trinity Waiver has or is reasonably likely to have a material adverse effect on the undersigned;

v.	the Company and the SPAC shall have delivered to the undersigned the a REIT ownership limit waiver, in form and substance reasonably satisfactory to the undersigned and the Company, to the effect that aggregate ownership by the undersigned (and, if applicable, any affiliates of the undersigned) of the Shares and any shares of Common Stock as a result of the conversion of the Warrants may exceed 9.8% without violating any REIT ownership limitation set forth in the Company’s and/or the SPAC’s organizational documents;

vi.	the undersigned shall have received payment from the Company of a fee (the “Warrant Equalization Fee”), payable in cash concurrently with the Closing, in an amount equal to (A) the number of the Warrants acquired by the undersigned pursuant to this Agreement multiplied by (B) the amount of the consent fee per warrant paid by the Company in connection with obtaining Warrant Holder Approval (as defined in the Merger Agreement) (provided, however, that the Warrant Equalization Fee shall in no event be less than $0.30 per Warrant acquired by the undersigned pursuant to this Agrement);

vii.	following the execution and delivery of the Merger Agreement by the parties thereto on August 9, 2019, there shall have been no amendment of the Merger Agreement (a “Merger Agreement Amendment”) for which the Company has not obtained the prior written consent of the undersigned (a “Subscriber Amendment Consent”). For purposes of the foregoing, the parties acknowledge and agree that: (a) with respect to a Merger Agreement Amendment relating to Section 6.1(f), 6.1(g) and/or 6.2(e) of the Merger Agreement and/or Section 2.1(b)(ii) or Section 2.1(c) of the Company Disclosure Schedules (as defined in the Merger Agreement), the undersigned shall be entitled to withhold a Subscriber Amendment Consent in its sole discretion; and (b) with respect to a Merger Agreement Amendment that amends any other provision of the Merger Agreement, the undersigned shall be entitled to withold a Subscriber Amendment Consent only if the undersigned determines in good faith, and so notifies the Company without unreasonable delay, that such Merger Agreement Amendment has or is reasonably likely to have a material adverse effect on the undersigned. Notwithstanding the foregoing, an amendment of the Merger Agreement solely to correct typographical errors therein or to make other ministerial or otherwise non-substantive changes thereto shall not constitute a Merger Agreement Amendment; and

viii.	following the execution and delivery of the Merger Agreement by the parties thereto on August 9, 2019, there shall have been no amendment of the Restrictive Covenants Agreements, dated as of August 9, 2019, between the Company and certain of the Management Company Members (as defined in the Merger Agreement) to reduce the term of any non-competition restriction contained therein.

d.            It shall be a condition to the obligation of the Company to sell any Optional Shares that the representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or as to an Undersigned Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the closing date with respect to such Optional Shares.

e.           The undersigned agrees that, at or prior to the Closing and at or prior to the closing with respect to the sale of any Optional Shares, the undersigned shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9.

4.           Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

5.           Company Representations and Warranties. The Company represents and warrants to the undersigned, as of the date hereof and as of the Closing Date, that:

a.            The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted, and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.            The Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company’s articles of incorporation, or under the laws of the State of Maryland.

c.            This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d.            The execution, delivery and performance by the Company of this Subscription Agreement, the issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Company Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or of the NASDAQ Marketplace Rules, that would have a Company Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply with this Subscription Agreement.

e.            The Company has delivered to the undersigned a true and correct copy of the Merger Agreement (including all schedules and exhibits thereto) in the form executed and delivered by the parties thereto as of August 9, 2019.

f.            Each of the representations and warranties made by the Company and/or the SPAC in the Merger Agreement (as such representations and warranties are qualified by the Trinity Disclosure Schedules) is true and correct. For purposes of this paragraph, the term “Trinity Disclosure Schedules” has the meaning ascribed thereto in the Merger Agreement.

g.            To the Knowledge of Trinity, each of the representations and warranties made by the Companies and/or the Management Companies in the Merger Agreement (as such representations and warranties are qualified by the Company Disclosure Schedules) are true and correct in all material respects. For purposes of this paragraph, the terms “Knowledge of Trinity,” “Companies,” “Management Companies” and “Company Disclosure Schedules” have the meanings ascribed thereto in the Merger Agreement.

h.            Neither the Registration Statement, as of the time it is declared effective by the SEC, nor the Proxy Statement, as of the date on which it first is mailed to the SPAC’s stockholders and at the time of the Trinity Stockholders Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. For purposes of this paragraph, the terms “Registration Statement,” “Proxy Statement” and “Trinity Stockholders Meeting” have the meanings ascribed thereto in the Merger Agreement.

i.             There are no securities or instruments issued by the Company or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares to the undersigned or the issuance of the Warrants to the undersigned, in each case as contemplated by the terms hereof, except for any such provisions as have been or will be validly waived prior to Closing.

j.            Other than any fee payable to the Placement Agent in connection with the transactions contemplated by this Subscription Agreement, none of the Company, the SPAC and their respective subsidiaries has paid, or is obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Shares hereunder; and the undersigned has no responsibility, and shall not be liable, for any portion of any such fee payable to the Placement Agent.

k.            The Company understands and acknowledges that the undersigned has relied upon such representations and warranties in determining to make its Subscription for the Shares and enter into this Subscription Agreement.

6.            Undersigned Representations and Warranties. The undersigned represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:

a.            The undersigned has been duly incorporated or otherwise formed and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with full power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b.            This Subscription Agreement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

c.            The execution, delivery and performance by the undersigned of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the undersigned or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the undersigned or any of its subsidiaries is a party or by which the undersigned or any of its subsidiaries is bound or to which any of the property or assets of the undersigned or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the undersigned and its subsidiaries, taken as a whole (an “Undersigned Material Adverse Effect”), or materially affect the legal authority of the undersigned to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the undersigned or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the undersigned or any of its subsidiaries or any of their respective properties that would reasonably be expected to have an Undersigned Material Adverse Effect or materially affect the legal authority of the undersigned to comply in all material respects with this Subscription Agreement.

d.            The undersigned (i) was at the time it was offered the Shares, as of the date hereof, and will be on the Closing Date (x) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (y) an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, and (ii) is acquiring the Shares only for his, her or its own account and not for the account of others, or if the undersigned is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and the undersigned has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

e.       The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entry records representing the Shares shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Shares, unless and until registered under an effective registration statement pursuant to the Securities Act, will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

f.            The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors or any other party to the Transaction, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company included in this Subscription Agreement.

g.            The undersigned represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

h.            The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

i.             The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and the Company or the SPAC or a representative of the Company or the SPAC, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company or the SPAC or a representative of the Company or the SPAC. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The undersigned has a substantive pre-existing relationship with the SPAC, the Broadmark Entities or their affiliates, or B. Riley FBR, Inc. (the “Placement Agent”).

j.            The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

k.            Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

l.             In making its decision to purchase the Shares, the undersigned represents and warrants that it has relied solely upon independent investigation made by the undersigned and the representations and warranties set forth herein. Without limiting the generality of the foregoing, the undersigned has not relied on any statements or other information provided by the Placement Agent concerning the Company or the Shares or the offer and sale of the Shares.

m.           The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

n.            The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any executive order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity targeted by any OFAC sanctions program, (ii) an entity owned fifty percent (50%) or more, directly or indirectly, by one or more persons or entities on the OFAC List, (iii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

o.            No disclosure or offering document has been prepared by the Placement Agent or any of its affiliates in connection with the offer and sale of the Shares.

p.            The Placement Agent and each of its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the undersigned by the Company.

q.            In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the undersigned’s financial advisor or fiduciary.

r.            The undersigned has, and at the Closing will have, sufficient funds to pay the Subscription Amount pursuant to Section 2.

s.            The undersigned understands and acknowledges that, in addition to restrictions on transfer imposed by federal and state securities laws, the Shares will be subject to transfer, ownership and certain other restrictions for the purpose of the Company’s intended qualification as a real estate investment trust under the Code.

t.            The undersigned and its affiliates do not have, and during the 30-day period immediately prior hereto such undersigned and its affiliates have not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions with respect to the securities of the Company. In addition, the undersigned shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

u.            The undersigned acknowledges and agrees that the certificate or book-entry position representing the Shares will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER OF THIS SECURITY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE ISSUER OF THIS SECURITY, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE ISSUER OF THIS SECURITY MAY REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR ANY OTHER INFORMATION IT REASONABLY REQUIRES TO CONFIRM THE SECURITIES ACT EXEMPTION FOR SUCH TRANSACTION.”

v.            The aggregate consideration set forth in this Subscription Agreement is the result of arm’s-length negotiations between the Company, the SPAC and the undersigned.

w.           No Shares will be issued to the undersigned for services rendered to or for the benefit of the Company or any of its affiliates in connection with the Subscription or the Transaction.

x.            No Shares will be issued to the undersigned in connection with the Subscription or the Transaction for indebtedness (or interest thereon) of the Company.

y.           There is no indebtedness between the undersigned, on the one hand, and the Company or any of its affiliates, on the other hand, and there will be no indebtedness created in favor of the undersigned as a result of the Subscription or the Transaction.

z.            The undersigned is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Section 368(a)(3)(A) of the Code).

aa. The undersigned’s non-tax business purpose for effecting the Subscription is to acquire the Shares for investment.

bb. The undersigned (a) does not have any plan or intention to sell, transfer, exchange or otherwise dispose of any Shares, (b) has not entered into, nor is the undersigned subject to, any agreement, arrangement or binding commitment (whether written or oral), to sell, transfer, exchange or otherwise dispose of any Shares, or (c) has not granted any option to purchase or acquire any Shares.

cc. The undersigned will comply with all reporting and record-keeping requirements applicable to the Subscription and the Transaction which are prescribed by the Code, the Income Tax Regulations promulgated thereunder (the “Treasury Regulations”), or by forms, instructions, or other publications of the United States Internal Revenue Service, including, without limitation, the record-keeping and information filing requirements prescribed by Treasury Regulations Section 1.351-3.

7.            Registration Rights.

a.	The Company agrees that, within thirty (30) calendar days after the consummation of the Transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) (at the Company’s sole cost and expense) a Securities Act registration statement (the “Registration Statement”) registering the resale of the Initial Shares, the Warrants and any shares of Common Stock issued or issuable pursuant to the exercise of the Warrants (the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period. To the extent the undersigned acquires Optional Shares, the Company shall file a new registration statement registering the resale such Optional Shares within 30 days of the closing of the sale of such Optional Shares, and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, subject to the proviso set forth in the immediately preceding sentence.

b.	Subject to the Company’s ability to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period as contemplated in Section 7.a above, the Company will: (i) use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the Registrable Securities have been disposed of by the undersigned; and (ii) use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable the undersigned to resell Registrable Securities pursuant to the Registration Statement or Rule 144 under the Securities Act (to the extent then available), as applicable, qualify the Registrable Securities for listing on the applicable stock exchange, update or amend the Registration Statement as necessary to include Registrable Securities and provide customary notice to the undersigned in the event the Registration Statement must be supplemented or amended.

c.	The Company shall indemnify and hold harmless the undersigned (to the extent a seller under the Registration Statement), and its affiliates, officers, directors, members, managers, partners, employees, agents, attorneys and advisors, and each person who controls the undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

d.	The undersigned shall indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the undersigned furnished in writing to the Company by the undersigned expressly for use therein. In no event shall the liability of the undersigned pursuant to this paragraph exceed the dollar amount of the net proceeds received by the undersigned upon the sale of the Registrable Securities giving rise to such indemnification obligation.

8.           Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) following the execution of a definitive agreement among the Company, the SPAC and the Broadmark Entities with respect to the Transaction (a “Transaction Agreement”), such date and time as such Transaction Agreement is terminated in accordance with its terms without the Transaction being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if, on or prior to the Closing Date, any of the conditions to Closing set forth in Section 3 of this Subscription Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not or will not be consummated at the Closing, or (d) if the Closing does not occur on or before December 31, 2019; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the undersigned of the termination of the Transaction Agreement promptly after the termination of such agreement.

9.           Trust Account Waiver. The undersigned acknowledges that the SPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the SPAC and one or more businesses or assets. The undersigned further acknowledges that, as described in the SPAC’s prospectus dated May 14, 2018 (the “Prospectus”) relating to the SPAC’s initial public offering, available at www.sec.gov, substantially all of the SPAC’s assets consist of the cash proceeds of the SPAC’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the SPAC, its public shareholders and the underwriters of the SPAC’s initial public offering. The undersigned, on behalf of itself and its affiliates and representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement.

10.         Certain Company Covenants.

a.	The Company shall provide the undersigned with advance notice as soon as reasonably practicable in the event that the Company or the SPAC proposes to waive, or to agree to any waiver of, any of the closing conditions set forth in Article VI of the Merger Agreement. The Company shall provide the undersigned with prompt notice of any amendment to the Merger Agreement in the interim between its execution and delivery on August 9, 2019 and the consummation of the Transaction thereunder.

b.	Following the execution and delivery of this Subscription Agreement, the Company and the SPAC will consult with the undersigned and its representatives regarding the proposed composition of the Company’s board of directors as of the consummation of the Transaction.

11.         Miscellaneous.

a.            Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, but, for the avoidance of doubt, not the right to acquire the Shares) may be transferred or assigned.

b.            The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

c.            The undersigned acknowledges that the Company, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that the purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

d.            The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e.            All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f.            This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

g.           This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. The parties hereto acknowledge and agree that each of the SPAC and the Broadmark Entities have relied on this Subscription Agreement and, accordingly, that each of the SPAC and the Broadmark Entities are express third party beneficiaries of this Subscription Agreement entitled to the rights and benefits hereunder and to enforce the provisions hereof as if they were a party hereto. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, the SPAC and the Broadmark Entities, and each of their respective successors and assigns. In addition, each of the parties hereto further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the respective parties contained in Section 5 and Section 6 of this Subscription Agreement.

h.           Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.            The undersigned hereby agrees that its identity and the Subscription, as well as the nature of the undersigned’s obligations hereunder, may be disclosed in any public announcement or disclosure required by the SEC and in any registration statement, proxy statement, consent solicitation statement or any other SEC filing to be filed by the SPAC in connection with the Subscription and/or Transaction.

j.             If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

k.            This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

l.             The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

m.           The undersigned shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

n.            Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, return receipt requested and postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when received by the addressee if sent by reputable overnight carrier, or (c) five (5) business days after the date of mailing if sent by certified or registered mail, in each case to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

i.	if to the undersigned, to such address or addresses set forth on the signature page hereto;

ii.	if, prior to the closing of the Transaction, to the Company to:

Trinity Sub Inc.
c/o Trinity Merger Corp.
55 Merchant Street, Suite 1500
Honolulu, Hawaii 96813
Attention: Sean A. Hehir

with a required copy to (which copy shall not constitute notice):

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention: Glenn R. Pollner

and

legalnotices@trinityinvestments.com

iii.	if after the closing of the Transaction, to the Company, to:

Trinity Sub Inc.

c/o Trinity Merger Corp.
55 Merchant Street, Suite 1500
Honolulu, Hawaii 96813
Attention: Sean A. Hehir

and

c/o Broadmark Capital, LLC
1420 Fifth Avenue, Suite 2000
Seattle, Washington 98101
Attn: Adam J. Fountain

with a required copy to (which copy shall not constitute notice):

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention: Glenn R. Pollner

and

legalnotices@trinityinvestments.com

o.            THIS SUBSCRIPTION AGREEMENT AND ANY CLAIMS OR CAUSES OF ACTION HEREUNDER BASED UPON, ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT (WHETHER BASED ON LAW, IN EQUITY, IN CONTRACT, IN TORT OR ANY OTHER THEORY) OR THE NEGOTIATION, EXECUTION, PERFORMANCE OR ENFORCEMENT OF THIS SUBSCRIPTION AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

p.            EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING TO THE ADDRESS AT THE SIGNATURE PAGE HEREIN OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

q.            EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:

Name:

Title:

Name in which Shares are to be registered (if different):	Date: _______________, 2019
Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:__________________	Attn:__________________

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Subscription Amount: $	Reference Price (as defined in the Merger Agreement)

Optional Subscription Amount: $

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice. To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Trinity Sub Inc. has accepted this Subscription Agreement as of the date set forth below.

TRINITY SUB INC.

By:	Name: Title:

Date: August 9, 2019

[Signature Page to Subscription Agreement]

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.           QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.           INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐          We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act). for one or more of the following reasons (Please check the applicable subparagraphs):

☐	We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	We are an insurance company, as defined in Section 2(13) of the Securities Act.

☐	We are an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐	We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	We are an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million, or a self-directed plan with investment decisions made solely by persons that are accredited investors.
Schedule A-1

☐	We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	We are a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Shares, and that has total assets in excess of $5 million.

☐	We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	We are an entity in which all of the equity owners are accredited investors.

C.            AFFILIATE STATUS

(Please check the applicable box)

THE INVESTOR:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, the SPAC or the Broadmark Entities, or acting on behalf of an affiliate of the Company, the SPAC or the Broadmark Entities.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement.

Schedule A-2